Exhibit 3


                            TEMPORARY CERTIFICATE:
                     EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                    CERTIFICATE WHEN AVAILABLE FOR DELIVERY

                              Agere Systems Inc.

(NUMBER)                                                               (SHARES)

    CLASS B COMMON STOCK                   THIS CERTIFICATE IS TRANSFERABLE
INCORPORATED UNDER THE LAWS OF                      IN NEW YORK, NY
    THE STATE OF DELAWARE                          CUSIP  00845V209
                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

  THIS CERTIFIES THAT

  IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE CLASS B COMMON SHARES, $.01 PAR VALUE, OF

                              Agere Systems Inc.

transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

     WITNESS the seal of said corporation and the signatures of its duly authorized officers.

DATED:

         Countersigned and Registered:

         THE BANK OF NEW YORK

(Agere Systems Inc.)      TRANSFER AGENT
(    Corporate     )      AND REGISTRAR
(      SEAL        ) or
(      2000        )      (SIGNATURE)           (SIGNATURE)       (SIGNATURE)
(    DELAWARE      )
                          AUTHORIZED SIGNATURE   TREASURER         PRESIDENT


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                                                                             2

                              AGERE SYSTEMS INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                             Custodian
TEN COM -- as tenants in common           UNIF GIFT MIN ACT __________________
                                                           (Cust)       (Minor)
                           under Uniform Gifts to Minors Act __________________
TEN ENT -- as tenants by the entireties                         (State)

JT TEN--as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER OF ASSIGNEE
  [                            ]
  [                            ]

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    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE,
                                 OF ASSIGNEE

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_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________________
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________

                                                 By __________________________

                                                 THE SIGNATURE(S) SHOULD BE
                                                 GUARANTEED BY AN ELIGIBLE
                                                 GUARANTOR INSTITUTION (BANKS,
                                                 STOCKBROKERS, SAVINGS AND
                                                 LOANS ASSOCIATIONS AND CREDIT
                                                 UNIONS WITH MEMBERSHIP IN AN
                                                 APPROVED SIGNATURE GUARANTEE
                                                 MEDALLION PROGRAM) PURSUANT
                                                 TO S.E.C. RULE 17 Ad-15.

          This certificate also evidences and entitles the holder hereof to certain Class B Rights as set forth in a Rights Agreement between Agere Systems Inc. and The Bank of New York, dated as of March 26, 2001, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Agere Systems Inc. Under certain circumstances, as set forth in the Rights Agreement, such Class B Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Agere Systems Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Class B Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.